                                                                 EXHIBIT 4.2


                             STARWOOD LODGING TRUST
                          STARWOOD LODGING CORPORATION

                                       TO


                     _____________________________________

                                    TRUSTEE


                             _____________________

                                   INDENTURE

                                  DATED AS OF
                              ___________ __, 199_

                             _____________________


                                $_______________


                     NON-INTEREST BEARING CONVERTIBLE NOTES

                   RECONCILIATION AND TIE BETWEEN TIA OF 1939
                 AND INDENTURE, DATED AS OF __________ __, 199_

                 TRUST INDENTURE                                      INDENTURE
                   ACT SECTION                                         SECTION
                 ---------------                                    -------------
                 Section 310(a)(1)............................      608
                          (a)(2)..............................      608
                          (a)(3)..............................      Not Applicable
                          (a)(4)..............................      Not Applicable
                          (a)(5)..............................      608
                          (b).................................      610

                 Section 311(a)...............................      613(a)
                          (b).................................      613(b)
                          (b)(2)..............................      703(a)(2), 703(b)
                 Section 312(a)...............................      701; 702(a)

                          (b).................................      702(b)
                          (c).................................      702(c)
                 Section 313(a)...............................      703(a)
                          (b).................................      703(b)
                          (c).................................      703(a), 703(b)
                          (d).................................      703(c)
                 Section 314(a)...............................      704
                          (b).................................      Not Applicable
                          (c)(1)..............................      102
                          (c)(2)..............................      102
                          (c)(3)..............................      Not Applicable
                          (d).................................      Not Applicable
                          (e).................................      102
                 Section 315(a)...............................      601(a)
                          (b).................................      602, 703(a)(6)
                          (c).................................      601(b)
                          (d).................................      601(c)
                          (d)(1)..............................      601(a)(l)
                          (d)(2)..............................      601(c)(2)
                          (d)(3)..............................      601(c)(3)
                          (e).................................      514
                 Section 316(a)...............................      101
                          (a)(1)(A)...........................      502, 512
                          (a)(1)(B)...........................      513
                          (a)(2)..............................      Not Applicable
                          (b).................................      508
                 Section 317(a)(l)............................      503
                          (a)(2)..............................      504
                          (b).................................      1003
                 Section 318(a)...............................      107

____________________
NOTE:    This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                               TABLE OF CONTENTS

                                                                   Page
                                                                   ----
Parties   . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
Recitals of the Companies . . . . . . . . . . . . . . . . . . . .    1

                                  ARTICLE ONE
           DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 101.   Definitions:

               Act . . . . . . . . . . . . . . . . . . . . . . .     2
               Affiliate; control  . . . . . . . . . . . . . . .     2
               Authenticating Agent  . . . . . . . . . . . . . .     2
               Board of Directors  . . . . . . . . . . . . . . .     2
               Board Resolution  . . . . . . . . . . . . . . . .     2
               Business Day  . . . . . . . . . . . . . . . . . .     2
               Commission  . . . . . . . . . . . . . . . . . . .     2
               Company . . . . . . . . . . . . . . . . . . . . .     2
               Company Request; Company Order  . . . . . . . . .     2
               Corporate Trust Office  . . . . . . . . . . . . .     2
               Event of Default  . . . . . . . . . . . . . . . .     2
               Holder  . . . . . . . . . . . . . . . . . . . . .     2
               Indenture . . . . . . . . . . . . . . . . . . . .     2
               Maturity  . . . . . . . . . . . . . . . . . . . .     3
               Officers' Certificate . . . . . . . . . . . . . .     3
               Opinion of Counsel  . . . . . . . . . . . . . . .     3
               Outstanding . . . . . . . . . . . . . . . . . . .     3
               Paired Shares . . . . . . . . . . . . . . . . . .     3
               Partnership . . . . . . . . . . . . . . . . . . .     3
               Paying Agent  . . . . . . . . . . . . . . . . . .     3
               Person  . . . . . . . . . . . . . . . . . . . . .     3
               Place of Payment  . . . . . . . . . . . . . . . .     3
               Predecessor Security  . . . . . . . . . . . . . .     4
               Responsible Officer . . . . . . . . . . . . . . .     4
               Securities  . . . . . . . . . . . . . . . . . . .     4
               Security Register and Security
                 Registrar . . . . . . . . . . . . . . . . . . .     4
               Significant Subsidiary  . . . . . . . . . . . . .     4
               Stated Maturity . . . . . . . . . . . . . . . . .     4
               Subsidiary  . . . . . . . . . . . . . . . . . . .     4
               Trustee . . . . . . . . . . . . . . . . . . . . .     4
               TIA . . . . . . . . . . . . . . . . . . . . . . .     4
               U. S. Government Obligations  . . . . . . . . . .     4
               Vice President  . . . . . . . . . . . . . . . . .     5
--------------------

NOTE:    This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

Section 102.   Compliance Certificates and
                Opinions  . . . . . . . . . . . . . . . . . . . . . . . .    5
Section 103.   Form of Documents Delivered to
                Trustee . . . . . . . . . . . . . . . . . . . . . . . . .    5
Section 104.   Acts of Holders  . . . . . . . . . . . . . . . . . . . . .    6
Section 105.   Notices, Etc., to Trustee
                and Companies . . . . . . . . . . . . . . . . . . . . . .    6
Section 106.   Notice to Holders; Waiver  . . . . . . . . . . . . . . . .    7
Section 107.   Conflict with TIA  . . . . . . . . . . . . . . . . . . . .    7
Section 108.   Effect of Headings and
                Table of Contents . . . . . . . . . . . . . . . . . . . .    7
Section 109.   Successors and Assigns . . . . . . . . . . . . . . . . . .    7
Section 110.   Separability Clause  . . . . . . . . . . . . . . . . . . .    7
Section 111.   Benefits of Indenture  . . . . . . . . . . . . . . . . . .    8
Section 112.   Governing Law  . . . . . . . . . . . . . . . . . . . . . .    8
Section 113.   Legal Holidays . . . . . . . . . . . . . . . . . . . . . .    8
Section 114.   Stockholders, Officers and Directors
                of Companies Exempt from
                Individual Liability  . . . . . . . . . . . . . . . . . .    8

                                 ARTICLE TWO
                                SECURITY FORMS

Section 201.   Forms Generally  . . . . . . . . . . . . . . . . . . . . .    9
Section 202.   Form of Face of Security . . . . . . . . . . . . . . . . .    9
Section 203.   Form of Reverse of Security  . . . . . . . . . . . . . . .   11
Section 204.   Form of Trustee's Certificate
                of Authentication . . . . . . . . . . . . . . . . . . . .   13
Section 205.   Form of Conversion Notice  . . . . . . . . . . . . . . . .   13

                                ARTICLE THREE
                                THE SECURITIES

Section 301.   Title and Terms  . . . . . . . . . . . . . . . . . . . . .   15
Section 302.   Denominations  . . . . . . . . . . . . . . . . . . . . . .   15
Section 303.   Execution, Authentication,
                Delivery and Dating . . . . . . . . . . . . . . . . . . .   15
Section 304.   Temporary Securities . . . . . . . . . . . . . . . . . . .   16
Section 305.   Registration, Registration of
                Transfer and Exchange . . . . . . . . . . . . . . . . . .   16
Section 306.   Mutilated, Destroyed, Lost and
                Stolen Securities . . . . . . . . . . . . . . . . . . . .   17
Section 307.   Persons Deemed Owners  . . . . . . . . . . . . . . . . . .   17
Section 308.   Cancellation . . . . . . . . . . . . . . . . . . . . . . .   17


                                 ARTICLE FOUR
                          SATISFACTION AND DISCHARGE
Section 401.   Satisfaction and Discharge of
                Indenture . . . . . . . . . . . . . . . . . . . . .     18
Section 402.   Application of Trust Money . . . . . . . . . . . . .     19
Section 403.   Reinstatement  . . . . . . . . . . . . . . . . . . .     19

                                 ARTICLE FIVE
                                   REMEDIES

Section 501.   Events of Default  . . . . . . . . . . . . . . . . .     19
Section 502.   Acceleration of Maturity;
                Rescission and Annulment  . . . . . . . . . . . . .     20
Section 503.   Collection of Indebtedness and
                Suits for Enforcement by
                Trustee . . . . . . . . . . . . . . . . . . . . . .     21
Section 504.   Trustee May File Proofs of Claim . . . . . . . . . .     21
Section 505.   Trustee May Enforce Claims
                Without Possession of
                Securities  . . . . . . . . . . . . . . . . . . . .     22
Section 506.   Application of Money Collected . . . . . . . . . . .     22
Section 507.   Limitation on Suits  . . . . . . . . . . . . . . . .     22
Section 508.   Unconditional Right of Holders
                to Receive Principal and to
                Convert   . . . . . . . . . . . . . . . . . . . . .     23
Section 509.   Restoration of Rights
                and Remedies  . . . . . . . . . . . . . . . . . . .     23
Section 510.   Rights and Remedies Cumulative . . . . . . . . . . .     23
Section 511.   Delay or Omission Not Waiver . . . . . . . . . . . .     23
Section 512.   Control by Holders . . . . . . . . . . . . . . . . .     23
Section 513.   Waiver of Past Defaults  . . . . . . . . . . . . . .     24
Section 514.   Undertaking for Costs  . . . . . . . . . . . . . . .     24
Section 515.   Waiver of Stay or Extension Laws . . . . . . . . . .     24

                                 ARTICLE SIX
                                 THE TRUSTEE

Section 601.   Certain Duties and Responsibilities  . . . . . . . .     25
Section 602.   Notice of Defaults . . . . . . . . . . . . . . . . .     26
Section 603.   Certain Rights of Trustee  . . . . . . . . . . . . .     26
Section 604.   Not Responsible for Recitals
                of Issuance of Securities . . . . . . . . . . . . .     27
Section 605.   May Hold Securities  . . . . . . . . . . . . . . . .     27
Section 606.   Money Held in Trust  . . . . . . . . . . . . . . . .     27
Section 607.   Compensation and Reimbursement . . . . . . . . . . .     28

Section 608.   Eligibility; Disqualification; Conflicting
                Interests . . . . . . . . . . . . . . . . . . . . . . .   28
Section 609.   Preferential Collection of Claim
                Against Companies . . . . . . . . . . . . . . . . . . .   28
Section 610.   Resignation and Removal;
                Appointment of Successor  . . . . . . . . . . . . . . .   28
Section 611.   Acceptance of Appointment
                by Successor  . . . . . . . . . . . . . . . . . . . . .   29
Section 612.   Merger, Conversion, Consolidation
                or Succession to Business . . . . . . . . . . . . . . .   30
Section 613.   Appointment of Authenticating Agent  . . . . . . . . . .   30

                                ARTICLE SEVEN
             HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANIES

Section 701.   Company to Furnish Trustee
                Names and Addresses of Holders  . . . . . . . . . . . .   31
Section 702.   Preservation of Information;
                Communications to Holders . . . . . . . . . . . . . . .   31
Section 703.   Reports by Trustee . . . . . . . . . . . . . . . . . . .   32
Section 704.   Reports by Companies . . . . . . . . . . . . . . . . . .   33

                                ARTICLE EIGHT
             CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

Section 801.   Companies May Consolidate,
                Etc. on Certain Terms . . . . . . . . . . . . . . . . .   33
Section 802.   Successor Substituted  . . . . . . . . . . . . . . . . .   34

                                 ARTICLE NINE
                           SUPPLEMENTAL INDENTURES

Section 901.   Supplemental Indentures Without
                Consent of Holders  . . . . . . . . . . . . . . . . . .   34
Section 902.   Supplemental Indentures with
                Consent of Holders  . . . . . . . . . . . . . . . . . .   35
Section 903.   Execution of Supplemental
                Indentures  . . . . . . . . . . . . . . . . . . . . . .   35
Section 904.   Effect of Supplemental
                Indentures  . . . . . . . . . . . . . . . . . . . . . .   35
Section 905.   Conformity with TIA  . . . . . . . . . . . . . . . . . .   35
Section 906.   Reference in Securities to
                Supplemental Indentures . . . . . . . . . . . . . . . .   36
Section 907.   Notice of Supplemental Indenture . . . . . . . . . . . .   36


                                 ARTICLE TEN
                                  COVENANTS
Section 1001.  Payment of Securities  . . . . . . . . . . . . . . . . . . .   36
Section 1002.  Maintenance of Office or Agency  . . . . . . . . . . . . . .   36
Section 1003.  Money for Securities Payment
                to Be Held in Trust . . . . . . . . . . . . . . . . . . . .   36

                                ARTICLE ELEVEN
                           CONVERSION OF SECURITIES

Section 1101.  Conversion Privilege and Conversion
                 Price  . . . . . . . . . . . . . . . . . . . . . . . . . .   37
Section 1102.  Conversion Procedure . . . . . . . . . . . . . . . . . . . .   38
Section 1103.  Fractions of Shares  . . . . . . . . . . . . . . . . . . . .   38
Section 1104.  Adjustment for Change in Capital Stock . . . . . . . . . . .   39
Section 1105.  Notice of Adjustments of Conversion
                 Price  . . . . . . . . . . . . . . . . . . . . . . . . . .   39
Section 1106.  Companies to Reserve Stock . . . . . . . . . . . . . . . . .   40
Section 1107.  Taxes on Conversions . . . . . . . . . . . . . . . . . . . .   40
Section 1108.  Covenant as to Stock . . . . . . . . . . . . . . . . . . . .   40
Section 1109.  Cancellation of Converted Securities . . . . . . . . . . . .   40
Section 1110.  Provisions in Case of Consolidation,
                 Merger or Sale of Assets . . . . . . . . . . . . . . . . .   40
Section 1111.  Trustee not Responsible for Determining
                 Conversion Price or Adjustments  . . . . . . . . . . . . .   40

                 INDENTURE, dated as of __________ __, 199_, among Starwood Lodging Trust, a Maryland real estate investment trust (the "Trust"), having its principal office at 2231 E. Camelback Road, Suite 410, Phoenix, Arizona 85016, Starwood Lodging Corporation, a Maryland corporation (the "Corporation" and, together with the Trust, the "Companies"), having its principal office at 2231
E. Camelback Road, Suite 400, Phoenix, Arizona 85016, and ____________________ _________________, Trustee (herein called the "Trustee").


                           RECITALS OF THE COMPANIES


                 The Companies have duly authorized the creation of an issue of Non-Interest Bearing Convertible Notes (herein called the "Securities") of the tenor and amount hereinafter set forth, and to provide therefor the Companies have duly authorized the execution and delivery of this Indenture.

                 All things necessary to make the Securities, when executed by the Companies and authenticated and delivered hereunder and duly issued by the Companies, the valid obligations of the Companies and to make this Indenture a valid agreement of the Companies, in accordance with their and its terms, have been done.

                 NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                 For and in consideration of the premises and the acquisition of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:


                                  ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

Section 101.  Definitions.

                 For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                 (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                 (2) all other terms used herein which are defined in the TIA, either directly or by reference therein, have the meanings assigned to them therein;

                 (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of this instrument; and

                 (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

         "Act," when used with respect to any Holder, has the meaning specified in Section 104.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Authenticating Agent" means any person authorized by the Trustee pursuant to Section 613 to act on behalf of the Trustee to authenticate Securities.

         "Board of Directors" means, with respect to the Trust, either the Board of Trustees of the Trust or any committee of the Board of Trustees of the Trust duly authorized to act on such matter, and, with respect to the Corporation, either the Board of Directors of the Corporation or any committee of the Board of Directors of the Corporation duly authorized to act on such matter.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Trust or the Corporation, as the case may be, to have been duly adopted by its Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "Business Day," when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law (including any executive order) to close.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the TIA, then the body performing such duties at such time.

         "Company" means one or both, respectively, of the Persons named as "Companies" in the first paragraph of this instrument until a successor Person or Persons shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person or Persons.

         "Company Request" or "Company Order" means a written request or order signed in the name of each of the Companies by its Chairman of the Board, its President or any Vice President, and by its Treasurer, its Controller or its Secretary and delivered to the Trustee.

         "Corporate Trust Office" means the office of the Trustee in _________ _____________________________________________________________, or its office in the city in which it has its principal place of business at which at any particular time its corporate trust business shall be principally administered.

         "Event of Default" has the meaning specified in Section 501.

         "Holder" means a Person in whose name a Security is registered in the Security Register.

         "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the TIA that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively.

         "Issue Date" means, with respect to each series of Securities the date of the first issuance of Securities of such series under the Indenture.

         "Maturity," when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration.

         "Officers' Certificate" means a certificate delivered to the Trustee and signed by the Chairman of the Board, the President or any Vice President, and by the Treasurer, the Controller, or the Secretary of a Company.

         "Opinion of Counsel" means a written opinion of counsel, who may be an employee of or of counsel to a Company, and who shall be reasonably satisfactory to the Trustee.

         "Outstanding," when used with respect to Securities of any series, means, as of the date of determination, all Securities of such series theretofore authenticated and delivered under this Indenture, except:

         (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

         (ii) Securities for whose payment (a) money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than a Company) in trust or set aside and segregated in trust by a Company (if a Company shall act as its own Paying Agent) for the Holders of such Securities or (b) money or U.S. Government Obligations as contemplated by Section 401 in the necessary amount have been theretofore deposited with the Trustee, in trust for the Holders of such Securities; and

         (iii) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Companies;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities of any series have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by a Company or any other obligor upon the Securities or any Affiliate of a Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not a Company or any other obligor upon the Securities or any Affiliate of a Company or of such other obligor.

         "Paired Shares" has the meaning specified in Section 1101.

         "Partnership" means SLT Realty Limited Partnership, a Delaware limited partnership or SLC Operating Limited Partnership, a Delaware limited partnership.

         "Paying Agent" means any Person authorized by the Companies to pay the principal of any Securities on behalf of the Companies.

         "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Place of Payment" means the place where the principal of the Securities are payable as designated in or pursuant to Section 301.

         "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

         "Responsible Officer," when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

         "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities of any series authenticated and delivered under this Indenture.

         "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

         "Significant Subsidiary" means any Subsidiary of a Company which at the time of determination (i) is a "significant subsidiary" within the meaning of Rule 405 of Regulation C of the rules and regulations prescribed by the Commission pursuant to the Securities Act of 1933, as in effect on the date of this Indenture and (ii) is consolidated for financial reporting purposes.

         "Stated Maturity", when used with respect to any Security, means the date specified in such Security as the fixed date on which the principal of such Security is due and payable.

         "Subsidiary" means any corporation more than 50% of the outstanding voting stock of which is at the time owned, directly or indirectly, by a Company or by one or more other Subsidiaries, or by a Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

         "TIA" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed, except as provided in Section 905.

         "U.S. Government Obligations" means securities which are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of U.S. Government Obligations or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

         "Vice President," when used with respect to a Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

Section 102.  Compliance Certificates and Opinions.

                 Upon any application or request by a Company to the Trustee to take any action under any provision of this Indenture, such Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

                 Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                 (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                 (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                 (3) a statement that, in the opinion of each such individual, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                 (4) a statement as to whether or not, in the opinion of each such individual, such condition or covenant has been complied with.

Section 103.  Form of Documents Delivered to Trustee.

                 In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                 Any certificate or opinion of an officer of a Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of a Company stating that the information with respect to such factual matters is in the possession of such Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                 Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Section 104.  Acts of Holders.

                 (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are received by the Trustee and, where it is hereby expressly required, to the Companies. Such instrument or instru-ments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Companies, if made in the manner provided in this Section.

                 (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him or her the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

                 (c) The ownership of Securities shall be proved by the Security Register.

                 (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or a Company in reliance thereon, whether or not notation of such action is made upon such Security.

                 (e) The Companies may, in the circumstances permitted by the TIA, fix any day as the record date for the purpose of determining the Holders entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders. If not set by the Companies prior to the first solicitation of a Holder made by any person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section
701) prior to such first solicitation or vote, as the case may be. With regard to any record date, only the Holders on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action. Notwithstanding the foregoing, the Companies shall not set a record date for, and the provisions of this paragraph shall not apply with respect to, any Act by the Holders pursuant to Sections 501, 502, or 512.

                 (f) Without limiting the foregoing, a Holder entitled hereunder to give or take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security of by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or on any different part of such principal amount.

Section 105.  Notices, Etc. to Trustee and Companies.

                 Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                 (1) the Trustee by any Holder or by a Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, or

                 (2) a Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to such Company addressed to it at the address of its principal office specified in the first paragraph of this instrument: attention of the Treasurer, or at any other address previously furnished in writing to the Trustee by such Company.

Section 106.  Notice to Holders; Waiver.

                 Where this Indenture or any Security provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein or in such Security expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture or any Security provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver. In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

Section 107.  Conflict With TIA.

                 If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by any of the provisions of the TIA, such required provision shall control. If any provision of this Indenture modifies or excludes any provision of the TIA that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

Section 108.  Effect of Headings and Table of Contents.

                 The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 109.  Successors and Assigns.

                 All covenants and agreements in this Indenture by a Company shall bind its successors and assigns, whether so expressed or not.

Section 110.  Separability Clause.

                 In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 111.  Benefits of Indenture.

                 Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 112.  Governing Law.

                 This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of California.

Section 113.  Legal Holidays.

                 In any case where any Stated Maturity of any Security or the last date on which a Holder has the right to convert his Securities shall not be a Business Day at any Place of Payment then (notwithstanding any other provision of this Indenture or of the Securities) payment of principal or a conversion of the Securities need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on at the Stated Maturity, or on such last day for conversion.

Section 114. Stockholders, Officers and Directors of Companies Exempt from Individual Liability.

                 (a) No recourse under or upon any obligation, covenant or agreement contained in this Indenture, in any Security, or because of any indebtedness evidenced thereby, shall be had against any incorporator, as such or against any past, present or future stockholder, shareholder, officer, director or trustee, as such, of a Company or of any successor, either directly or through a Company or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities by the Holders thereof and as part of the consideration for the issue of the Securities.

                 (b) Without limiting the generality of Section 114(a), each of the parties hereto acknowledges and agrees that (and, by the acceptance of the Securities by the Holders thereof and as part of the consideration for the issue of the Securities, each Holder acknowledges and agrees that) the name "Starwood Lodging Trust" is a designation of the Trust and its Trustees (as Trustees but not personally) under a Declaration of Trust dated August 25, 1969, as amended and restated, and all persons dealing with the Trust shall look solely to the Trust's assets for the enforcement of any claims against the Trust, and the Trustees, officers, agents and security holders of the Trust assume no personal liability for obligations entered into on behalf of the Trust, and their respective individual assets shall not be subject to the claims of any person relating to such obligations

                                  ARTICLE TWO

                                 SECURITY FORMS

Section 201.  Forms Generally.

                 The Securities and the Trustee's certificate of authentication thereon shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities.

                 The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

Section 202.  Form of Face of Security.


                             STARWOOD LODGING TRUST
                          STARWOOD LODGING CORPORATION

                     NON-INTEREST BEARING CONVERTIBLE NOTE
                             DUE ____________, 199_

         THIS SECURITY IS NOT CONVERTIBLE INTO PAIRED SHARES SO LONG AS BENEFICIAL OWNERSHIP OF THIS NOTE IS HELD BY (I) ANY PARTY TO THAT CERTAIN _______________________________________________________
         AGREEMENT AMONG UNDERWRITERS DATED _______________________, (THE "AGREEMENT AMONG UNDERWRITERS") WHO PARTICIPATED IN THE DISTRIBUTION OF THE NON-INTEREST BEARING CONVERTIBLE NOTES DUE ____________, 199_ OF STARWOOD LODGING TRUST AND STARWOOD LODGING CORPORATION (THE "SECURITIES"), (II) ANY PERSON WHO IS OTHERWISE AN UNDERWRITER OR DEALER WHO PARTICIPATED IN THE DISTRIBUTION OF THE SECURITIES (THE PARTIES REFERRED TO IN (I) AND (II) ARE HEREIN REFERRED TO AS "UNDERWRITERS"), OR (III) ANY "UNDERWRITER AFFILIATE" (AS THAT TERM IS HEREINAFTER DEFINED). THIS SECURITY IS CONVERTIBLE BY ANY PERSON WHO IS NOT AN UNDERWRITER OR AN UNDERWRITER AFFILIATE AND WILL BE CONVERTED AUTOMATICALLY AS SET FORTH BELOW.


         No.  __________                                            $_________

                          Starwood Lodging Trust, a Maryland real estate investment trust (the "Trust", which term shall include any successor person under the Indenture hereinafter referred to), for value received, hereby promises to pay the principal sum of $__________ (__% of the principal amount hereof), and Starwood Lodging Corporation, a Maryland corporation (the "Corporation", which term shall include any successor person under the Indenture hereinafter referred to), for value received, hereby promises to pay the principal sum of $__________ (_% of the principal amount hereof) to __________, or registered assigns, at the office of the Trustee hereinafter referred to, on ____________, 199_. At the option of the Trust and the Corporation (herein collectively referred to as the "Companies"), the maturity date of this Security may be extended, at any time or from time to time by written notice to the Trustee prior to the maturity date as theretofore extended, to a date not later than _______________, 199_. Such respective obligations of the Companies are several and not joint.

                          This Security bears no interest and may not be redeemed by the Companies or either of them prior to its maturity.

                          Payment of the principal of this Security will be made at the office or agency of the Companies maintained for that purpose in the City of _______________________, and in such other cities, if any, as the Companies may designate in writing to the Trustee, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

                          This Security will be automatically converted into one share of beneficial interest, par value $.01 per share, of the Trust and one share of common stock, par value $.01 per share, of the Corporation which are paired pursuant to the Pairing Agreement dated June 25, 1980, as amended (each such share of beneficial interest and share of common stock are herein together referred to as a "Paired Share"), for each $_____ principal amount of this Security (subject to adjustment in certain events as provided in the Indenture) upon certification to the Trustee, in substantially the form shown on the reverse side of this Security, of (i) the transfer of this Security to or for the benefit of any person who is not an Underwriter or an Underwriter Affiliate, or (ii) the sale of the Paired Shares issuable upon conversion of this Security in a regular-way transaction on the New York Stock Exchange prior to the time that any of the Underwriters is deemed to have completed its participation in the distribution of the Securities within the meaning of Rule 10b-6(c)(3) (excluding, for such purpose, the last sentence thereof) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). As used herein "Underwriter Affiliate" means, with respect to any Underwriter, a partner in or holder of 10% or more of the shares of such Underwriter, a person in which such Underwriter holds 10% or more of the shares or is a partner, or a family member of, or trust for, any such Underwriter, partner or shareholder. NO SUCH CONVERSION SHALL RESULT UPON THE TRANSFER OF THIS SECURITY TO A PERSON WHO IS AN UNDERWRITER OR UNDERWRITER AFFILIATE, UNLESS THE UNDERWRITER OR UNDERWRITER AFFILIATE PROVIDES EVIDENCE SATISFACTORY TO THE COMPANIES AND THE TRUSTEE THAT THE BENEFICIAL OWNER IS NOT AN UNDERWRITER OR AN UNDERWRITER AFFILIATE AND THAT TITLE OF THE UNDERWRITER OR UNDERWRITER AFFILIATE IS ONLY FOR PURPOSES OF RECORD OWNERSHIP. Such conversion may take place at any time up to and including the maturity date of this Security.

                          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                          IN WITNESS WHEREOF, each of the Companies has caused this instrument to be duly executed under its corporate seal.

         Dated:


         Attest:                                 STARWOOD LODGING TRUST


         __________________________________      By ___________________________
         Secretary                                  President


         Attest:                                 STARWOOD LODGING CORPORATION


         __________________________________      By ___________________________
         Secretary                                  Executive Vice President


Section 203.  Form of Reverse of Security.

                          This Security is one of a duly authorized issue of securities of the Companies designated as Non-Interest Bearing Convertible Notes due ____________, 199_ (herein called the "Securities"), limited in aggregate principal amount to $___________ (except as otherwise provided in the Indenture) issued and to be issued under an Indenture, dated as of __________ __, 199_
         (herein called the "Indenture"), between the Companies and _____________________________________, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Companies, the Trustee, and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

                          If an Event of Default shall occur and be continuing, the principal of the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

                          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Companies and the rights of the Holders of the Securities to be affected under the Indenture at any time by the Companies and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Securities, to waive compliance by the Companies with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

                          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the respective obligations of the Companies, which is absolute and unconditional, to pay the principal of this Security at the times, place and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

                          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Companies in any place where the principal of this Security is payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Companies and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                          The Securities are issuable only in registered form without coupons. As provided in the Indenture and subject to certain limitations therein set forth, Securities of any series are exchangeable for a like aggregate principal amount of Securities of such series of a different authorized denomination, as requested by the Holder surrendering the same.

                          No service charge shall be made for any such registration of transfer or exchange, but the Companies may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                          Prior to due presentment of this Security for registration of transfer, each of the Companies, the Trustee and any agent of a Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither of the Companies, the Trustee nor any such agent shall be affected by notice to the contrary.

                          No recourse under or upon any obligation, covenant or agreement contained in the Indenture, in this Security, or because of any indebtedness evidenced hereby, shall be had against any incorporator, as such or against any past, present or future stockholder, shareholder, officer, director or trustee, as such, of a Company or of any successor, either directly or through a Company or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of this Security by the Holder hereof and as part of the consideration for the issue of the Securities.

                          Without limiting the generality of the foregoing, by the acceptance of this Security by the Holder hereof, such Holder acknowledges and agrees that the name "Starwood Lodging Trust" is a designation of the Trust and its Trustees (as Trustees but not personally) under a Declaration of Trust dated August 25, 1969, as amended and restated, and all persons dealing with the Trust shall look solely to the Trust's assets for the enforcement of any claims against the Trust, and the Trustees, officers, agents and security holders of the Trust assume no personal liability for obligations entered into on behalf of the Trust, and their respective individual assets shall not be subject to the claims of any person relating to such obligations

                          All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Section 204.  Form of Trustee's Certificate of Authentication.

                          This is one of the Securities referred to in the
within-mentioned Indenture.

                                        _____________________________________,
                                        as Trustee

                                        By ___________________________
                                           Authorized Signer

Section 205.   Form of Conversion Notice.

                               CONVERSION NOTICE

                          The undersigned Holder of this Security hereby irrevocably exercises the option to convert this Security, or portion hereof below designated, into Paired Shares in accordance with the terms of the Indenture, and directs that the Paired Shares issuable and deliverable upon such conversion, together with any check in payment for fractional shares and any Securities representing any unconverted principal amount hereof, be issued and delivered to the undersigned unless a different name has been indicated below. If Paired Shares or Securities are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

                          By signing this Notice in the place provided below, you make the following certification and request to the Trustee:

                          The undersigned certifies that

                          (1) the beneficial ownership of this Security (or the portion thereof indicated above) has been transferred to a Person who is not an Underwriter or Underwriter Affiliate (as defined on the other side of this Security); or

                          (2) the Paired Shares issuable upon the conversion of this Security (or a portion thereof) have been sold in a regular-way transaction on the New York Stock Exchange prior to the time that any of the Underwriters is deemed to have completed its participation in the distribution of the Securities within the meaning of Rule 10b-6(c)(3) (excluding, for such purpose, the last sentence thereof) of the Exchange Act.

                                   SIGNATURE

                          The undersigned requests that the Trustee, as agent for the transferee of this Security (or the portion thereof indicated above) accept delivery of this Security, effect the conversion of this Security (or such portion) into Paired Shares in the case where conversion is requested, and deliver Securities in the case of a transfer of Securities and certificates for shares where a conversion is requested, registered as indicated above, to the undersigned, for the account of and for delivery to such transferee.

         Signature of Transferor

         (Sign exactly as name appears on the other side of this Security)

         Date:_________________________

                           TRUSTEE'S ACKNOWLEDGEMENT


                          The Trustee hereby acknowledges receipt of the foregoing instructions. In the case where conversion is requested, the Trustee acknowledges that it is holding this Security (or the portion thereof to be converted), and will hold the Paired Shares issued upon conversion of this Security until delivered as provided in the foregoing instructions, for the account of the transferee thereof.


         Date:_________________________

                                         _____________________________________,
                                         as Trustee


                                         By:___________________________________


         If shares or Securities are to       Principal amount to be converted
         be registered of a Person other      (if less in the name than all):
         than the Holder, please print such               $_______.00
         Person's name and address:
                                              ________________________________
                                              Social Security or other
                                              Taxpayer Identification Number

         --------------------------------------------
                              Name

         --------------------------------------------
                         Street Address

         --------------------------------------------
                     City, State and Zip Code

                                 ARTICLE THREE

                                 THE SECURITIES


Section 301.  Title and Terms.

                 The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $500,000,000 except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Sections 304, 305, 306, 906 or 1102.

     The Securities may be issued from time to time in one or more series.

                 The Securities shall be known and designated as the "Non-Interest Bearing Convertible Notes of the Companies. The Stated Maturity of each series of Securities shall be six months after the Issue Date of such Securities; provided that the Companies, acting jointly, may extend the Stated Maturity of each series of the Securities on one or more occasions prior to the Stated Maturity thereof (including any Stated Maturity established by a prior extension), to a date not later than 30 months after the Issue Date of such Securities, by written notice to the Trustee. The Securities of each series shall not bear interest and shall not be redeemable prior to Maturity.

                 The Securities of each series shall be convertible as provided in Article Eleven.


Section 302.  Denominations.

                 The Securities of each series shall be issued only in fully registered form without coupons.

Section 303.   Execution, Authentication, Delivery and Dating.

                 The Securities shall be executed on behalf of each Company by its Chairman of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

                 Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of a Company shall bind such Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

                 At any time and from time to time after the execution and delivery of this Indenture, the Companies may deliver Securities executed by each Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with such Company Order shall either at one time or from time to time pursuant to such instructions as may be described therein authenticate and deliver such Securities as provided in this Indenture and not otherwise.

                 Each Security shall be dated the date of its authentication.

                 No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

Section 304.  Temporary Securities.

                 Pending the preparation of definitive Securities, the Companies may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

                 If temporary Securities are issued, the Companies will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Companies in a Place of Payment, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Companies shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

Section 305.  Registration, Registration of Transfer and Exchange.

                 The Companies shall cause to be kept at the Corporate Trust Office a register (the register maintained in such office and in any other office or agency of the Companies in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Companies shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

                 Upon surrender for registration of transfer of Security of any series at the office or agency of the Companies in a Place of Payment, the Companies shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of such series, of any authorized denominations and of a like aggregate principal amount.

                 At the option of the Holder, Securities of any series may be exchanged for other Securities of such series any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever Securities of any series are so surrendered for exchange, the Companies shall execute, and the Trustee shall authenticate and deliver, the Securities of such series which the Holder making the exchange is entitled to receive.

                 All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Companies, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

                 Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by a Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Companies and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

                 No service charge shall be made for any registration of transfer or exchange of Securities, but the Companies may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1107.

Section 306.  Mutilated, Destroyed, Lost and Stolen Securities.

                 If (i) any mutilated Security of any series is surrendered to the Trustee or if there shall be delivered to the Companies and the Trustee evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) there shall be delivered to the Companies and the Trustee such security and indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Companies or the Trustee that such Security has been acquired by a bona fide purchaser, the Companies shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such mutilated, destroyed, lost or stolen Security of such series, a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                 In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Companies in their discretion may, instead of issuing a new Security, pay such Security.

                 Upon the issuance of any new Security under this Section, the Companies may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                 Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Companies, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

                 The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

Section 307.  Persons Deemed Owners.

                 Prior to due presentment of a Security for registration of transfer, the Companies, the Trustee and any agent of a Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of such Security, and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Companies, the Trustee nor any agent of a Company or the Trustee shall be affected by notice to the contrary.

Section 308.  Cancellation.

                 All Securities surrendered for payment, registration of transfer or exchange or conversion shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Companies, acting jointly, may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Companies may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of as directed by a Company Order.


                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

Section 401.  Satisfaction and Discharge of Indenture.

                 This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange or conversion of Securities herein expressly provided for), and the Trustee, at the expense of the Companies, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

                 (1)  either

                          (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Companies and thereafter repaid to the Companies or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

                          (B) all such Securities not theretofore delivered to the Trustee for cancellation

                               (i)  have become due and payable, or

                               (ii) will become due and payable at their Stated
                          Maturity within one year,

                 and the Companies, in the case of (i) or (ii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount of (a) money or (b) in the case of (ii) above U.S. Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms will provide not later than one day before the Stated Maturity money in an amount or
                 (c) a combination of money and U.S. Government Obligations, in each case sufficient, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certificate thereof delivered to the Trustee, to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity, as the case may be;

                 (2) the Companies have paid or caused to be paid all other sums payable hereunder by the Companies; and

                 (3) the Companies have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

                 Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Companies to the Trustee under Section 607, the obligations of the Trustee to an Authenticating Agent under Section 614 and, if money or U.S. Government Obligations shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

Section 402.  Application of Trust Money.

                 Subject to the provisions of the last paragraph of Section 1003, all money or U.S. Government Obligations deposited with the Trustee pursuant to Section 401 and all money received by the Trustee in respect of U.S. Government Obligations deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including a Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal for whose payment such money has been deposited with or received by the Trustee. All moneys deposited with the Trustee pursuant to Section 401 (and held by it or any Paying Agent) for the payment of Securities subsequently converted shall be returned to the Companies upon Company Request.

Section 403.  Reinstatement.

                 If the Trustee or the Paying Agent is unable to apply any money in accordance with this Article Four by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligations of each of the Companies under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to this Article Four until such time as the Trustee or Paying Agent is permitted to apply all money held in trust with respect to the Securities; provided, however, that if a Company makes any payment of principal of any Security following the reinstatement of its obligations, such Company shall be subrogated to the rights of the Holders of the Securities to receive such payment from the money so held in trust.



                                  ARTICLE FIVE

                                    REMEDIES

Section 501.  Events of Default.

                 "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events:

                 (1) default in the payment of the principal of any Security of that series at its Maturity; or

                 (2) default in the performance, or breach, of any covenant, agreement or warranty of a Company in this Indenture (other than a covenant, agreement or warranty a default in whose performance is elsewhere in this Section specifically dealt with) and continuance of such default for a period of 90 days after there has been given, by registered or certified mail, to each of the Companies by the Trustee or to each of the Companies and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities a written notice specifying such default and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                 (3) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of a Company, a Partnership or a Significant Subsidiary in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging a Company, a Partnership or a Significant Subsidiary a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of a Company, a Partnership or a Significant Subsidiary under any applicable Federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of a Company, a Partnership or a Significant Subsidiary or of any substantial part of a Company's, a Partnership's or a Significant Subsidiary's property, or ordering the winding up or liquidation of affairs, and the continuance of any such decree or order unstayed and in effect for a period of 90 consecutive days; or

                 (4) the commencement by a Company, a Partnership or a Significant Subsidiary of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of a Company, a Partnership or a Significant Subsidiary in an involuntary case or proceeding under any such law, or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or state law, or the consent by it to the filing of such a petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of a Company, a Partnership or a Significant Subsidiary or of any substantial part of such Company's, such Partnership's or such Significant Subsidiary's property, or the making of an assignment for a benefit of creditors, or the admission by it in writing of a Company's, such Partnership's or such Significant Subsidiary's inability to pay its debts generally as they become due, or the taking of appropriate action by a Company, a Partnership or a Significant Subsidiary in furtherance of any such action.

Section 502.  Acceleration of Maturity; Rescission and Annulment.

                 If an Event of Default with respect to Securities of any series occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount of all the Securities of that series to be due and payable immediately, by a notice in writing to each of the Companies (and to the Trustee if given by Holders), and upon any such declaration such principal amount shall become immediately due and payable.

                 At any time after such a declaration of acceleration has been made and before the Stated Maturity thereof, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to each of the Companies and the Trustee, may rescind and annul such declaration and its consequences if

                 (1) the Companies have paid or deposited with the Trustee a sum sufficient to pay

                          (A) the principal of any Securities of that series which have become due otherwise than by such declaration of acceleration, and

                          (B) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

         and

                 (2) all Events of Default, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

Section 503.  Collection of Indebtedness and Suits for Enforcement by Trustee.

                 Each of the Companies covenants that if default is made by it in the payment of the principal of any Securities of any series at the Maturity thereof, such Company will, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of such Securities, the whole amount then due and payable by it on such Securities for principal and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

                 If a Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sum so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same, severally and not jointly, against such Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of such Company or any other obligor upon such Securities, wherever situated.

                 If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of the Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

Section 504.   Trustee May File Proofs of Claim.

                 In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to a Company or any other obligor upon the Securities or the property of a Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on such Company for the payment of overdue principal) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                 (i) to file and prove a claim for the whole amount of principal owing and unpaid by such Company in respect of the Securities and to file such other papers and documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

                 (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

                 Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and may be a member of the Creditors' Committee.

Section 505.  Trustee May Enforce Claims Without Possession of Securities.

                 All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

Section 506.  Application of Money Collected.

                 Any money or other property collected by the Trustee pursuant to this Article in respect of the Securities of any series shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal, upon presentation of the Securities of such series and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                 First: To the payment of costs and expenses of collection, including all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses and disbursements of the Trustee, its agents and counsel and all other amounts due the Trustee under
         Section 607; and

                 Second: To the payment of the amounts then due and unpaid for principal of the Securities of such series in respect of which or for the benefit of which such money or other property has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities of such series.

                 Third: The balance, if any, to the Companies, as their interests may appear.

Section 507.  Limitation on Suits.

                 No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                 (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

                 (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                 (3) such Holder or Holders have offered to the Trustee reasonable security and indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                 (4) the Trustee for 60 days after its receipt of such notice, request and offer of security and offer of indemnity has failed to institute any such proceedings; and

                 (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more Holders of Securities shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

Section 508.  Unconditional Right of Holders to Receive Principal and to
              Convert.

                 Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of such Security on the Stated Maturity expressed in such Security and to convert such Security in accordance with Article Eleven and to institute suit for the enforcement of any such payment and right to convert and such other rights shall not be impaired without the consent of such Holder.

Section 509.  Restoration of Rights and Remedies.

                 If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, each of the Companies, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

Section 510.  Rights and Remedies Cumulative.

                 Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 511.  Delay or Omission Not Waiver.

                 No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

Section 512.  Control by Holders.

                 The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, provided that

                 (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

                 (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction; and

                 (3) (subject to the provisions of Section 601) the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, shall determine that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith shall determine that the action or proceedings so directed might involve the Trustee in personal liability or if the Trustee in good faith shall so determine that the actions or forebearances specified in or pursuant to such direction shall be unduly prejudicial to the interests of holders of the Securities of such series not joining in the giving of said direction, it being understood that (subject to Section 601) the Trustee shall have no duty to ascertain whether or not such actions or forebearances are unduly prejudicial to such holders.

Section 513.  Waiver of Past Defaults.

                 The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder and its consequences, except a default

                 (1) in the payment of the principal of any Security of such series, or

                 (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security offered.

                 Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture and the Securities of such series; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Section 514.  Undertaking for Costs.

                 All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by a Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 25% in principal amount of the Outstanding Securities, or to any suit instituted by any Holder for the enforcement of the payment of the principal of any Security on or after the Stated Maturity expressed in such Security or for the enforcement of the right to convert any Security in accordance with Article Eleven.

Section 515.  Waiver of Stay or Extension Laws.

                 Each of the Companies covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and each of the Companies (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                  ARTICLE SIX

                                  THE TRUSTEE

Section 601.  Certain Duties and Responsibilities.

                 (a)  Except during the continuance of an Event of Default:

                 (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                 (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

                 (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in its exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

                 (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

                 (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

                 (2) the Trustee shall not be liable for any error or judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                 (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority in principal amount of the Outstanding Securities relating to the time, method and place of conducting any proceedings for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

                 (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate security and indemnity against such risk or liability is not reasonably assured to it.

                 (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section and subject to Sections 315 and 316 of the TIA.

Section 602.  Notice of Defaults.

                 Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit by mail to all Holders of Securities of such series, as their names and addresses appear in the Security Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of any Security of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of Securities of such series. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

Section 603.  Certain Rights of Trustee.

                 Subject to the provisions of Section 601:

                 (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, officer's certificate, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                 (b) any request or direction of a Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of a Board of Directors may be sufficiently evidenced by a Board Resolution;

                 (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                 (d) before the Trustee acts or refrains from acting the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                 (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security and indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                 (f) prior to the occurrence of an Event of Default hereunder with respect to the Securities of any series and after the curing or waiving of all Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, officer's certificate, or other certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, note, coupon, security, or other paper or document unless requested in writing so to do by the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of such series; provided, that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expenses or liabilities as a condition to proceeding; the reasonable expenses of every such examination shall be paid by the Companies or, if advanced by the Trustee, shall be repaid by the Companies upon demand;

                 (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                 (h) the Trustee shall not be responsible for the computation of any adjustment to the conversion price or for any determination as to whether an adjustment is required;

                 (i) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture;

                 (j) the Trustee shall not be required to give any bond or surety in respect of the performance of its powers and duties hereunder;

                 (k) the Trustee shall not be bound to ascertain or inquire as to the performance or observance of any covenants, conditions, or agreements on the part of a Company, except as otherwise set forth herein, but the Trustee may require of a Company full information and advice as to the performance of the covenants, conditions and agreements contained herein and shall be entitled in connection herewith to examine the books, records and premises of such Company;

                 (l) the permissive rights of the Trustee to do things enumerated in this Indenture shall not be construed as a duty and the Trustee shall not be answerable for other than its negligence or willful default; and

                 (m) except for (i) a default under Sections 501(a) or (b) hereof, or (ii) any other event of which the Trustee has "actual knowledge" and which event, with the giving of notice or the passage of time or both, would constitute an Event of Default under this Indenture, the Trustee shall not be deemed to have notice of any default or event unless specifically notified in writing of such event by a Company or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of any series; as used herein, the term "actual knowledge" means the actual fact or statement of knowing, without any duty to make any investigation with regard thereto.

Section 604.  Not Responsible for Recitals or Issuance of Securities.

                 The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Companies, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Companies of Securities or the proceeds thereof.

Section 605.  May Hold Securities.

                 The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of a Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with a Company with the same rights it would have if it were not Trustee, any Authenticating Agent, Paying Agent, Security Registrar or such other agent.

Section 606.  Money Held in Trust.

                 Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed to in writing by the Companies and the Trustee.

Section 607.  Compensation and Reimbursement.

                 The Companies, acting jointly, agree

                 (l) to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                 (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its gross negligence or wilful misconduct; and

                 (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without gross negligence or wilful misconduct on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

                 The obligations of the Companies under this Section to compensate the Trustee, to pay or reimburse the Trustee for expenses, disbursements and advances and to indemnify and hold harmless the Trustee shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. As security for the performance of such obligations of the Companies, the Trustee shall have a claim prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of particular Securities, and the Securities are hereby subordinated to such prior claim. When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Article Five hereof, the expenses (including reasonable fees and expenses of its counsel) and the compensation for the service in connection therewith are intended to constitute expense of administration under any applicable Bankruptcy law.

Section 608.  Eligibility; Disqualification; Conflicting Interests.

                 The Trustee shall at all times satisfy the requirements of TIA
Section 310(a)(1). The Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with TIA Section 310(b).

Section 609.  Preferential Collection of Claims Against Companies.

                 The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.

Section 610.  Resignation and Removal; Appointment of Successor.

                 (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

                 (b) The Trustee may resign at any time by giving written notice thereof to the Companies. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                 (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Companies.

                 (d)  If at any time:

                 (1) the Trustee shall fail to comply with Section 608 after written request therefor by a Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                 (2) the Trustee shall cease to be eligible under Section 608 and shall fail to resign after written request therefor by the Companies, acting jointly, or by any such Holder, or

                 (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Companies, acting jointly, each by a Board Resolution, may remove the Trustee, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee or Trustees.

                 (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Companies, acting jointly, each by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Companies and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee and supersede the successor Trustee appointed by the Companies. If no successor Trustee shall have been so appointed by the Companies or the Holders and accepted appointment in the manner required by Section 611, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

                 (f) The Companies shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to all Holders of Securities as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

Section 611.  Acceptance of Appointment by Successor.

                 (a) Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Companies and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of a Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

                 (b) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

Section 612.  Merger, Conversion, Consolidation or Succession to Business.

                 Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

Section 613.  Appointment of Authenticating Agent.

                 The Trustee may appoint an Authenticating Agent or Agents, which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon the original issue and upon exchange, registration of transfer, partial conversion, or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to each of the Companies and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

                 Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

                 An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to each of the Companies. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to each of the Companies. Upon receiving such notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to each of the Companies and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

                 The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 607.

                 If an appointment is made pursuant to this Section, the Securities may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

   This is one of the Securities described in the within-mentioned Indenture.


                               [_________________________]


                               _____________________________________
                               As Trustee


                               By___________________________________
                                 As Authenticating Agent


                               By___________________________________
                                 Authorized Officer



                                 ARTICLE SEVEN

              HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANIES


Section 701.  Companies to Furnish Trustee Names and Addresses of Holders.

                 Each of the Companies will furnish or cause to be furnished to the Trustee

                 (a) semi-annually, not later than fifteen days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date, and

                 (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by such Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that so long as the Trustee is the Security Registrar no such list shall be required to be furnished.

Section 702.  Preservation of Information; Communications to Holders.

                 (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

                 (b) If three or more Holders (herein referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders with respect to their rights under this Indenture or under the Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either

                 (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 702(a), or

                 (ii) inform such applicants as to the approximate number of Holders whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 702(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

                 If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 702(a) a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interest of the Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

                 (c) Every Holder of Securities, by receiving and holding the same, agrees with each of the Companies and the Trustee that neither of the Companies nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 702(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 702(b).

Section 703.  Reports by Trustee.

                 (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the TIA at the times and in the manner provided pursuant thereto.

                 (b) A copy of each report at the time of its mailing to all Holders shall be filed with the Commission and each securities exchange on which the Securities of any Series are listed. Each of the Companies agrees promptly to notify the Trustee whenever the Securities become listed on any securities exchange and of any delisting thereof.

Section 704.  Reports by Companies.

                 Each of the Companies shall:

                 (1) file with the Trustee, within 15 days after such Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which such Company may be required to file with the Commission pursuant to Section 13 or
         Section 15(d) of the Securities Exchange Act of 1934; or, if such Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                 (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by such Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                 (3) transmit by mail to all Holders, as their names and addresses appear in the Security Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by such Company pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.


                                 ARTICLE EIGHT

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

Section 801.  Companies May Consolidate, Etc. on Certain Terms.

                 Neither Company shall consolidate with or merge into any Person or convey, transfer or lease its properties and assets as, or substantially as, an entirety to any Person, unless:

                 (1) the Person formed by such consolidation or into which such Company is merged or the Person which acquires by conveyance, transfer, or lease the properties and assets of such Company as, or substantially as, an entirety shall be a corporation, partnership or trust organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and shall, by an indenture supplemental hereto executed and delivered to the Trustee, in form satisfactory to the Trustee, expressly assume the due and punctual payment of the principal of all the Securities and the performance of every covenant of this Indenture on the part of such Company to be performed or observed and shall have provided for conversion rights in accordance with Article Eleven.

                 (2) immediately after such transaction, no Event of Default, or event which after notice or lapse of time, or both, would become an Event of Default, shall have occurred and be continuing; and

                 (3) such Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

Section 802.   Successor Substituted.

                 Upon any consolidation or merger or any conveyance, transfer or lease of the properties and assets of a Company as, or substantially as, an entirety to any Person in accordance with Section 801, the successor Person formed by such consolidation or into which such Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, such Company under this Indenture with the same effect as if such successor Person had been named as such Company herein, and thereafter, except in the case of a lease to another Person, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.


                                  ARTICLE NINE

                            SUPPLEMENTAL INDENTURES

Section 901.   Supplemental Indentures Without Consent of Holders.

                 Without the consent of any Holders, the Companies, acting jointly, each when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:


                 (1) to evidence the succession of another Person to a Company and the assumption by any such successor of the covenants of such Company herein and in the Securities; or

                 (2) to add to the covenants of a Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon a Company; or

                 (3) to change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities, provided that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or

                 (4)  to secure the Securities; or

                 (5) to make provision with respect to the conversion rights of Holders pursuant to the requirements of Article Eleven; or

                 (6) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided such action shall not adversely affect the interests of the Holders of Securities in any material respect; or

                 (7) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series.

Section 902.   Supplemental Indentures with Consent of Holders.

                 With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to each of the Companies and the Trustee, the Companies, acting jointly, each when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

                 (1) change the Stated Maturity of the principal of any such Security, or reduce the principal amount thereof or change any Place of Payment where, or the coin or currency in which, any such Security is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof or adversely affect the right to convert any Security as provided in Article Eleven (except as permitted by Section 901(5)), or

                 (2) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver provided for in this Indenture, or

                 (3) modify any of the provisions of this Section or Section 513, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

                 A supplemental indenture which changes or eliminates any covenant or other provisions of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

                 It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Section 903.   Execution of Supplemental Indentures.

                 In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

Section 904.   Effect of Supplemental Indentures.

                 Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

Section 905.   Conformity with TIA.

                 Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the TIA as then in effect.

Section 906.  Reference in Securities to Supplemental Indentures.

                 Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Companies, acting jointly, or the Trustee shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Companies, to any such supplemental indenture may be prepared and executed by the Companies and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.


Section 907.  Notice of Supplemental Indenture.

                 Promptly after the execution by each of the Companies and the Trustee of any supplemental indenture pursuant to Section 902, the Companies shall transmit to the Holders a notice setting forth the substance of such supplemental indenture.



                                  ARTICLE TEN

                                   COVENANTS

Section 1001.  Payment of Securities.

                 Each Company covenants and agrees, severally and not jointly, that it will duly and punctually pay the principal amount of the Securities shown thereon as owing by such Company in accordance with the terms of the Securities and this Indenture.

Section 1002.  Maintenance of Office or Agency.

                 The Companies will maintain in each Place of Payment an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange, where Securities may be surrendered for conversion and where notices and demands to or upon the Companies in respect of the Securities and this Indenture may be served. The Companies will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Companies shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and each of the Companies hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

                 The Companies may also from to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve a Company of its obligation to maintain an office or agency in each Place of Payment for such purposes. The Companies will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

Section 1003.  Money for Securities Payments to be Held in Trust.

                 If a Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

                 Whenever a Company shall have one or more Paying Agents, it will, one business Day prior to each due date of the principal of any Securities, deposit with a Paying Agent a sum sufficient to pay the principal so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, and (unless such Paying Agent is the Trustee) such Company will promptly notify the Trustee of its action or failure so to act.

                 Each Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                 (1) hold all sums held by it for the payment of the principal of Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                 (2) give the Trustee notice of any default by a Company (or any other obligor upon the Securities) in the making of any payment of principal on the Securities; and

                 (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

                 The Companies may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Companies or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Companies or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                 Any money deposited with the Trustee or any Paying Agent, or then held by the Companies, in trust for the payment of the principal of any Security and remaining unclaimed for two years after such principal has become due and payable shall be paid to the Companies on Company Request, or (if then held by the Companies) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Companies for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Companies as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Companies cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the City of New York, New York or to be mailed to such Holder or both, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the earlier of the date of such publication or such mailing, any unclaimed balance of such money then remaining will be repaid to the Companies.

                                 ARTICLE ELEVEN

                            CONVERSION OF SECURITIES


Section 1101.  Conversion Privilege and Conversion Price.

                 Each Security (or a portion thereof) shall be automatically converted into Paired Shares upon surrender of such Security at any office or agency of the Companies maintained for that purpose pursuant to Section 1002, accompanied by written notice of conversion and a certification from the Holder thereof, in substantially the form set forth on the reverse side of each Security, to the effect that:

                 (i) the beneficial ownership of such Security (or a portion thereof) has been transferred to a person which is not (a) a party to that certain _________________________________________________ Master
         Agreement Among Underwriters dated __________________________ (the "Agreement Among Underwriters") who participated in the distribution of the Securities, (b) a Person who is otherwise an underwriter or dealer who participated in the distribution of the Securities, or (c) any Underwriter Affiliate (as defined below) of such a party; or

                 (ii) the Paired Shares issuable upon the conversion of the Security (or a portion thereof) have been sold in a regular-way sale on the New York Stock Exchange prior to the time that any of the Underwriters (as defined in the Security) is deemed to have completed its participation in the distribution of the Securities within the meaning of Rule 10b-6(c)(3) (excluding, for such purpose, the last sentence thereof) of the Exchange Act.

                 The number of Paired Shares issuable upon conversion of a Security is to be determined by dividing the principal amount of the Security by an amount to be determined by the Companies and the Underwriters. Only whole Paired Shares may be acquired in any conversion of a Security.

                 "Paired Shares" means a unit consisting of one share of beneficial interest, par value $.01 per share, of the Trust ("Trust Shares") and one share of Common Stock, $.01 per share, of the Corporation ("Corporation Shares"), which are paired pursuant to the Pairing Agreement dated June 25, 1980, as amended, in each case as such securities exist on the date of this Indenture or as they may be constituted from time to time.

                 "Underwriter Affiliate" for the purposes of this Article Eleven means with respect to any Underwriter (a) a partner in or holder of 10% or more of the shares of such Underwriter, (b) a person in which such Underwriter holds 10% or more of the shares or is a partner, or (c) a family member of, or trust for, any such Underwriter, partner or shareholder.

Section 1102.  Conversion Procedure.

                 Securities shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Securities for conversion in accordance with the foregoing provisions (the "Date of Conversion"), and at such time the rights of the Holders of such Securities as Holders shall cease, and the Person or Persons entitled to receive Paired Shares issuable upon conversion shall be treated for all purposes as the record holder or holders of such Paired Shares at such time. As promptly as practicable on or after the Date of Conversion, the Companies shall issue and shall deliver at such office or agency a certificate or certificates for the number of full Paired Shares issuable upon conversion, together with payment in lieu of any fraction of a share, as provided in Section 1103.

                 In the case of any Security which is converted in part only, upon such conversion the Companies shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Companies, a new Security or Securities of the same series of authorized denominations in aggregate principal amount equal to the unconverted portion of the principal amount of such Security.

Section 1103.  Fractions of Shares.

                 No fractional Trust Shares or Corporation Shares shall be issued upon conversion of Securities. If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of full shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Securities (or specified portions thereof) so surrendered. Instead of any fractional Trust Share or Corporation Share which would otherwise be issuable upon conversion of any Security or Securities (or specified portions thereof), the Companies shall pay a cash adjustment in respect of such fraction in an aggregate amount equal to the same fraction of the market price per Paired Share (as determined by the Board of Directors or in any manner prescribed by the Board of Directors) at the close of business on the Date of Conversion.

Section 1104.  Adjustment for Change in Capital Stock.

                 If either the Trust or the Corporation:

                 (1) pays a dividend in Trust Shares or Corporation Shares, respectively;

                 (2) subdivides its outstanding Trust Shares or Corporation Shares, respectively, into a greater number of shares;

                 (3) combines its outstanding Trust Shares or Corporation Shares, respectively, into a smaller number of shares;

                 (4) distributes to all holders of its Trust Shares or Corporation Shares, respectively, shares of its capital stock other than its Trust Shares or Corporation Shares, respectively; or

                 (5) issues by reclassification of its Trust Shares or Corporation Shares, respectively, any shares of its capital stock;

then the conversion and the conversion price in effect immediately prior to such action shall be adjusted so that the Holder of any Security thereafter converted may receive the number of Paired Shares which such Holder would have owned immediately following such action if such Holder had converted the Security immediately prior to such action.

                 For a dividend or distribution, the adjustment shall become effective immediately after the record date for the dividend or distribution. For a subdivision, combination or reclassification, the adjustment shall become effective immediately after the effective date of the subdivision, combination or reclassification.

                 If after an adjustment a Holder of a Security upon conversion of it may receive shares of two or more classes of capital stock of a Company, such Company shall determine the allocation of the adjusted conversion price between or among the classes of such capital stock. After such allocation, the conversion prices of the classes of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to common stock in this Indenture.


Section 1105.  Notice of Adjustments of Conversion Price.

                 Whenever the conversion price is adjusted as herein provided:

         (a) the Companies shall compute the adjusted conversion price in accordance with Section 1104 and shall prepare a certificate signed by the Treasurer of each Company setting forth the adjusted conversion price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed with the Trustee and at each office or agency maintained for the purpose of conversion of Securities pursuant to Section 1002; and

         (b) a notice stating that the conversion price has been adjusted and setting forth the adjusted conversion price shall forthwith be required, and as soon as practicable after it is required, such notice shall be mailed by the Companies to all Holders at their last addresses as they shall appear in the Security Register.

Section 1106.  Companies to Reserve Stock.

                 Each of the Trust and the Corporation shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Trust Shares and Corporation Shares, respectively, for the purpose of effecting the conversion of Securities, the full number of Trust Shares and Corporation Shares, respectively, then issuable upon the conversion of all outstanding Securities.

Section 1107.  Taxes on Conversions.

                 The Companies will pay any and all taxes that may be payable in respect of the issue or delivery of Paired Shares on conversion of Securities pursuant hereto. The Companies shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of Paired Shares in a name other than that of the Holder of the Security or Securities to be converted, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Companies the amount of any such tax, or has established to the satisfaction of the Companies that such tax has been paid.

Section 1108.  Covenant as to Stock.

                 Each of the Trust and the Corporation covenants that all Trust Shares and Corporation Shares, respectively, which may be issued by it upon conversion of Securities will upon issue be fully paid and nonassessable and, except as provided in Section 1107, it will pay all taxes, liens and charges with respect to the issue thereof.

Section 1109.  Cancellation of Converted Securities.

                 All Securities delivered for conversion shall be delivered to the Trustee to be cancelled by or at the direction of the Trustee, which shall dispose of the same as provided in Section 309.

Section 1110.  Provisions in Case of Consolidation, Merger or Sale of Assets.

                 In case of any consolidation of either Company with, or merger of either Company into, any other Person, any merger of another Person into either Company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding Trust Shares or Corporation Shares of such Company) or any sale or transfer of all or substantially all of the assets of either Company, the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, shall execute and deliver to the Trustee a supplemental indenture providing that the Holder of each Security then outstanding shall have the right thereafter to convert such Security into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by a holder of the number of Paired Shares into which such Security might have been converted immediately prior to such consolidation, merger, sale or transfer. The above provisions of this Section shall similarly apply to successive consolidations, mergers, sales or transfers.

Section 1111. Trustee not Responsible for Determining Conversion Price or Adjustments.

                 Neither the Trustee nor any conversion agent shall at any time be under any duty or responsibility to any Holder of any Security to determine whether any facts exist which may require any adjustment of the conversion price, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, herein or in any supplemental indenture provided to be employed, in making the same. Neither the Trustee nor any conversion agent shall be accountable with respect to the validity or value (or the kind of amount) of any Paired Shares or of any securities or property, which may at any time be issued or delivered upon the conversion of any Security; and neither the Trustee nor any conversion agent makes any representation with respect thereto. Neither the Trustee nor any conversion agent shall be responsible for any failure of a Company to make any cash payment or to issue, transfer or deliver any Paired Shares or stock certificates or other securities or property upon the surrender of any Security for the purpose of conversion, or, except as expressly herein provided, to comply with any of the covenants of a Company contained in Article Ten or this Article Eleven.

                           _________________________


                 This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                 IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


Attest:                                STARWOOD LODGING TRUST



________________________________       By:________________________________
Secretary




Attest:                                STARWOOD LODGING CORPORATION



________________________________       By:________________________________
Secretary




Attest:                                _____________________________________,
                                       AS TRUSTEE



________________________________       By:________________________________
Secretary

State of ______________________)
                               )       SS.:
County of _____________________)


                 On the __th day of __________, 199_, before me personally came ____________________, to me known, who being by me duly sworn, did depose and say that he is ________________ of Starwood Lodging Trust, the trust described in and which executed the foregoing instrument; that he knows the seal of said trust; that the seal affixed to said instrument is such trust seal; that it was so affixed by authority of the Board of Trustees of said trust, and that he signed his name thereto by like authority.


                                    _____________________________________
                                    Notary Public


                 On the __th day of __________, 199_, before me personally came ____________________, to me known, who being by me duly sworn, did depose and say that he is ________________ of Starwood Lodging Corporation, the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporation seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.


                                   _____________________________________
                                   Notary Public


                 On the __th day of __________, 199_, before me personally came ____________, to me known, who being by me duly sworn, did depose and say that he/she is a Vice President of _____________________, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.


                                   _____________________________________
                                   Notary Public